                                                                      EXHIBIT 23

                     CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report dated June 25, 1997, included in this Form 11-K, into Southwest Gas Corporation's previously filed registration statement (File No. 33-58135).



                                         ARTHUR ANDERSEN LLP




Las Vegas, Nevada
June 25, 1997